Delaware
Investments(SM)
---------------
A member of Lincoln Financial Group(R)


GROWTH

Annual Report
2001

DELAWARE
S&P 500 Index Fund


[GRAPHIC OMITTED] -- Growth artwork

POWERED BY RESEARCH.(SM)

A Commitment to Our Investors


Experience
  o Our seasoned investment professionals average 11 years experience, bringing a wealth of knowledge and expertise to our management team.

  o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
  o We strive to deliver consistently good performance in all asset classes.

  o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
  o We are committed to providing the highest standards of client service.

  o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

  o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
  o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

  o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $80 billion in assets as of September 30, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C)Delaware Distributors, L.P.


Table of Contents


Letter to Shareholders                       1

Portfolio Management Review                  3

New at Delaware                              6

Performance Summary                          7

Financial Statements:
  Statement of Net Assets                    8

  Statement of Operations                   14

  Statements of Changes in Net Assets       15

  Financial Highlights                      16

  Notes to Financial Statements             17

  Report of Independent Auditors            20

                                                     Delaware S&P 500 Index Fund
                                                     October 16, 2001

Letter to Shareholders

Recap of Events
The fiscal year ended September 30, 2001 was quite a challenge for investors. Shaky market conditions throughout the period only worsened following the terrorist attacks of September 11th. The weakening U.S. economy left investors disappointed and discouraged.

In October 2000, stocks were already giving up many of the strong gains achieved during the latter half of the 1990s. When the economy began to weaken during the fall, those struggles turned into an extended bear market that severely challenged stock investors.

During the fiscal year ended September 30, 2001, the S&P 500 Index gave up 26.61%. Delaware S&P 500 Index Fund, which attempts to track the Index, returned -26.77% during the 12-month period (Institutional class shares at net asset value with dividends and distributions reinvested), a return that fell within one percentage point of the Index. The Fund's peer group, as measured by the 171 funds in the Lipper S&P 500 Objective Funds Average, lost 26.97% for the same period.

The disappointing one-year returns for both the Fund and the Index were magnified by events during the final weeks of the period, when markets experienced an unexpected jolt. The terrorist attacks brought about a new series of trials for our country, and for the stock market as well. The attacks have far reaching implications for both U.S. policymaking and for the economy.

Between September 11, 2001 and the close of your Fund's fiscal year a few weeks later, the U.S. economy was clearly dealt a blow. While some indicators during the summer had been pointing to a recovery beginning in late 2001, that recovery has likely been pushed well into next year. When the New York Stock Exchange reopened on September 17th after an unplanned four-day hiatus, stock prices generally fell further. The stock market stabilized during the two weeks of trading that followed the attacks. However, it has generally been characterized by a very unclear short-term outlook.

The good news is that much has been done to help steer the U.S. economy toward growth. The Federal Reserve began cutting interest rates aggressively in January 2001 and imposed two more cuts after mid-September. The income tax cut enacted earlier this year should also help stimulate our economy, as should financial aid packages for the airline and insurance industries that were approved following the attacks. Further, the Securities and Exchange Commission relaxed rules in September to temporarily allow U.S. corporations to more easily repurchase shares of their own stock. In our opinion, all of this combines to create fuel for the economy. We think it is likely that the U.S. will see economic expansion before long.

Outlook
The U.S. has responded with great fortitude to the events of recent weeks. However, with international events currently hard to predict, we believe that any forecast of short-term market performance is imprudent.

Total Returns
For the period ended September 30, 2001                                 One Year

Delaware S&P 500 Index Fund - Institutional Class Shares                 -26.77%
Lipper S&P 500 Objective Funds Average (171 funds)                       -26.97%
Standard & Poor's 500 Index                                              -26.61%

--------------------------------------------------------------------------------

All performance shown above is at net asset value and assumes reinvestment of all dividends and distributions. Performance information for all Fund classes and a description of the index can be found on page 7. The Lipper category represents the average return of mutual funds which are designed to replicate the performance of the Standard & Poor's 500 Index (Source: Lipper Inc.). You cannot invest directly in an index. Past performance is not a guarantee of future results.

"S&P 500" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Delaware Management Holdings, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

The just-closed third quarter of 2001 was the single worst calendar quarter for U.S. stocks in 14 years -- since the quarter that included the October 1987 crash (Source: Dow Jones).

At Delaware Investments, we believe that after 18 months of generally trending downward, a large number of high-quality stocks reached attractive prices by September 30, 2001. It is wise at this time, however, for investors to speak with their financial advisors and review their time horizons. Logic tells us that the effects of the terrorist attacks have likely pushed back any significant economic recovery until at least early 2002. In our opinion, the opportunities currently available in the stock market should benefit long-term equity investors who are willing to be patient in awaiting an economic recovery.

We believe strongly in the resilience of America and its economy. We also know from experience that the stock market undergoes ups and downs over short periods, but can be a driver of growth in the long term. We encourage investors to keep the faith, and to adhere to a regular investment plan, which in the long run can help offset the effects of market volatility. History shows that investors willing to remain disciplined in challenging times such as these can find themselves rewarded over time.

Thank you for your continued commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.
--------------------------------------
Charles E. Haldeman, Jr.
Chairman,
Delaware Investments Family of Funds

/s/ David K. Downes
--------------------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

                                                     Delaware S&P 500 Index Fund
                                                     October 16, 2001

Portfolio Management Review

Fund Manager
James B. May
Senior Portfolio Manager
State Street Global Advisors

The Fund's Results
The U.S. economy began slowing around the start of your Fund's fiscal year, and during the year the S&P 500 Index and other major U.S. stock indexes lost significant ground.

Markets suffered throughout the year, as much of the vast capital investment made in technology and telecommunications over the previous half decade became unwound. The losses incurred during the recent bear market certainly hurt many investors. However, viewed from a historical perspective, the market's recent struggles clearly came on the heels of a period in which investors experienced outsized growth. The S&P 500 Index averaged gains of greater than 20% annually during the calendar years 1995-1999.

Your Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of long-term periods of poor stock performance.

As economic weakness took greater hold during the year, investors sought refuge at various times in defensive areas of the market such as healthcare, tobacco stocks, and certain sectors of the financial services industry. However, these areas eventually fell victim to broad market declines too, instigated by an overall slowing of the U.S. economy. Although the market periodically attempted comebacks, economic malaise spoiled any hopes of a sustained recovery during our fiscal year.

While consumer confidence remained surprisingly strong during much of our fiscal year, corporate investment softened significantly and the overall business outlook turned pessimistic. As a result, the Federal Reserve began a series of sharp interest rate reductions during the year, designed to counter the slowdown. During your Fund's fiscal year, the short-term fed funds rate was reduced eight times totaling 3.5%.


Portfolio Highlights
The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. The guiding principle for inclusion in the Index is that companies be leaders within leading U.S. industries. The majority of companies in the Index have market capitalizations greater than $4 billion, although Standard & Poor's applies no capitalization restrictions and sometimes adds smaller companies that have market caps below this range.

During the fiscal year ended September 30, 2001, Delaware S&P 500 Index Fund was invested in all 500 stocks in the Index. The Fund's largest holdings as of September 30, 2001 were General Electric, Microsoft, and Exxon Mobil.

Technology-related sectors were among the worst-performing sectors of the S&P 500 Index for the fiscal year ended September 30, 2001. Of the 87 S&P 500 "super sectors" tracked by Bloomberg, semiconductors, computer systems, and communications equipment ranked as the bottom three. Each of these sectors fell by greater than 58% for the fiscal year (Source: Bloomberg). Other sectors among the bottom 10 in performance included computer software, oil and gas drilling services, and investment banking/brokerages.

Given sector performance, it is not surprising that many high-profile technology names were among the list of poorly performing stocks in the S&P 500 Index during the period. Of the 10 worst-performing stocks in the Index for the fiscal year ended September 30, 2001, five were communications equipment manufacturers/suppliers (Nortel Networks, Corning, Ciena, JDS Uniphase, and Network Appliance), four were semiconductor manufacturers/suppliers (Vitesse Semiconductor, Broadcom, Applied Micro Circuits, and PMC-Sierra), and the other was Palm, a leading manufacturer of consumer electronic handheld devices (Source: Bloomberg).

Positive performance during the fiscal year was largely limited to less economically sensitive sectors of the economy. The three best performing sectors of the Index were engineering and construction, tobacco, and pollution control stocks. Household names also among the year's strong performers were home improvement retailer Lowe's Companies, food processing company
Archer-Daniels-Midland, and the Pepsi Bottling Group (Pepsi Bottling was added to the Index in May 2001).

Among the top 10 performers were a number of consumer-oriented stocks, including Office Depot, H&R Block, and J.C. Penney, the latter of which gained on budding expectations for a financial turnaround. The single best-performing stock in the S&P 500 Index for the fiscal year ended September 30, 2001 was autoparts outletter AutoZone, which saw its stock gain more than 125% for the year.

Each fiscal quarter, a number of changes are usually made to the S&P 500 Index at the discretion of the Standard and Poor's Index Committee. In selecting new candidates for the Index, the Committee weighs trading analysis, liquidity, ownership, fundamental analysis, market capitalization, and sector representation. Mergers and acquisitions will also frequently play a role in altering the composition of the Index.

Many of the changes to the S&P 500 Index during the period continued a trend that saw technology and service-related businesses replace manufacturing names or so-called "Old Economy" stocks. Stocks dropped from the S&P 500 Index during the year included Bethlehem Steel, J.P. Morgan, Union Carbide, and engine manufacturer Briggs & Stratton. Stocks new to the Index - and thus new to Delaware S&P 500 Index Fund - included business software providers Fiserv and Concord EFS. Also added were growing commercial bank Zions Bancorp and advertising and recruiting company TMP Worldwide, parent company of the popular Monster.com.


Outlook
As of this writing, a U.S. recession is practically assured, with the anticipated recovery having been pushed further back into 2002.

America's war on terrorism has increased the level of uncertainty in the short term, and we expect economic productivity to continue to decline this autumn.

The stock market has been in decline now for 18 months, a relatively long period by historical standards. Typically, the stock market begins to rebound at about the time that the recession reaches bottom. While such a point is impossible to calculate precisely, we believe it is likely near. Aggressive monetary and fiscal policies are in place that should eventually get the economy growing again. As corporate costs decline, profits should eventually rebound strongly.


--------------------------------------------------------------------------------
S&P 500 Statistics

As of September 30, 2001
--------------------------------------------------------------------------------
Total Market Value                                                $9.44 trillion
--------------------------------------------------------------------------------
Median Market Value                                                $6.96 billion
--------------------------------------------------------------------------------
Largest Company Market Value                                     $369.51 billion
--------------------------------------------------------------------------------
Smallest Company Market Value                                       $312 million
--------------------------------------------------------------------------------
Median Share Price                                                        $31.51
--------------------------------------------------------------------------------
Price/Earnings Ratio                                                       28.29
--------------------------------------------------------------------------------
Dividend Yield                                                             1.51%
--------------------------------------------------------------------------------
   Source: Standard & Poor's Index Services
--------------------------------------------------------------------------------

Dollar Cost Averaging to Offset Market Volatility
--------------------------------------------------------------------------------
Dollar Cost Averaging is one of the best ways for long-term investors to offset volatility in a fluctuating market. By investing a fixed amount on a regular basis, without regard to market performance, the average price per share you pay for a mutual fund will be lower than the average share price during the investment period. This holds true because your fixed amount will purchase more shares when the price of the fund is lower and fewer shares when the price is higher.


The Benefit of Dollar Cost Averaging

 Regular Investment      Share Price      Shares Purchased
--------------------------------------------------------------------------------
        $200                25.00                 8
--------------------------------------------------------------------------------
        $200                20.00                10
--------------------------------------------------------------------------------
        $200                12.50                16
--------------------------------------------------------------------------------
        $200                20.00                10
--------------------------------------------------------------------------------
        $200                25.00                 8
--------------------------------------------------------------------------------
Totals  $1,000            $102.50                52
--------------------------------------------------------------------------------
Average Share Cost = $19.23 ($1,000 divided by 52 shares purchased)

Average Share Price = $20.50 ($102.50 divided by 5 purchases)

This is a hypothetical example and does not represent the results of investment in any Delaware Investments Fund. Actual investments may perform better or worse than this example. Dollar cost averaging does not guarantee a profit or protect against loss. Investors should weigh their ability to invest during periods of market downturn.

Top Portfolio Holdings
As of September 30, 2001

                                                                     Percentage
Company                                                            of Net Assets
--------------------------------------------------------------------------------
General Electric                                                         3.8%
--------------------------------------------------------------------------------
Microsoft                                                                2.8%
--------------------------------------------------------------------------------
Exxon Mobil                                                              2.8%
--------------------------------------------------------------------------------
Pfizer                                                                   2.6%
--------------------------------------------------------------------------------
Wal-Mart Stores                                                          2.3%
--------------------------------------------------------------------------------
American International Group                                             2.1%
--------------------------------------------------------------------------------
Citigroup                                                                2.1%
--------------------------------------------------------------------------------
Johnson & Johnson                                                        1.7%
--------------------------------------------------------------------------------
International Business Machines                                          1.6%
--------------------------------------------------------------------------------
SBC Communications                                                       1.6%
--------------------------------------------------------------------------------

New at Delaware

Get a Jump on 2001 Taxes With Delaware's Online Account Access Feature!

Why wait for your year-end statement to arrive before you start your tax planning? Get a head start on your tax preparation for 2001.

You can review all of your 2001 Delaware Investments' account transactions online at anytime by using Delaware's online Account Access feature. Register for online Account Access and start planning your tax strategy before the end of the year.

And if you use Quicken(R) TurboTax(R) to prepare your taxes, this year you can make tax preparation even easier. Delaware Investments has joined TurboTax Connect to offer shareholders Intuit's Instant Data Entry.

The Instant Data Entry feature helps you complete your tax forms by quickly, securely and accurately retrieving common tax information - dividends and transactions - from Delaware Investments and instantly entering that information in the correct forms in TurboTax. The Instant Data Entry feature is included in all individual 1040 versions of TurboTax.

To use Instant Data Entry, you must be registered for Delaware's online Account Access feature. Account Access is a password-protected area of the Delaware Investments web site that gives you access to your account information and allows you to perform account transactions in a secure environment.

For more information about Delaware's online Account Access feature and Instant Data Entry, call our Shareholder Service Center at 800 523-1918. Shareholder representatives are available Monday through Friday from 8:00 a.m. to 8:00 p.m., Eastern Time. You can also register for online Account Access by visiting our web site at www.delawareinvestments.com.

Delaware S&P 500 Index Fund

Fund Basics

As of September 30, 2001
--------------------------------------------------------------------------------
Fund Objective:
Seeks to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.
--------------------------------------------------------------------------------
Number of Holdings:
501
--------------------------------------------------------------------------------
Total Fund Net Assets:
$33.60 million
--------------------------------------------------------------------------------
Fund Start Date:
January 12, 2000
--------------------------------------------------------------------------------
Your Fund Manager:
James B. May holds a BS in finance from Bentley College and an MBA from Boston College. He is a Principal and Senior Portfolio Manager at State Street Global Advisors, where he manages several mutual funds as well as several separately managed funds. Previously, he worked in State Street's Passive U.S. Equity group. He is a member of the Financial Management Association. Mr. May is a CFA Charterholder.
--------------------------------------------------------------------------------
Nasdaq Symbols:

Consultant Class     DSPCX
Institutional Class  DSPNX

Fund Performance
Average Annual Total Returns

Through September 30, 2001                          Lifetime            One Year
--------------------------------------------------------------------------------
Consultant Class (Est. 1/12/00)                     -16.83%              -26.89%
--------------------------------------------------------------------------------
Institutional Class (Est. 1/12/00)                  -16.69%              -26.77%
--------------------------------------------------------------------------------

Returns reflect reinvestment of dividends and distributions. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Past performance is not a guarantee of future results.

Consultant Class shares are available without a sales charge but are subject to an annual distribution and service fee of up to 0.30%.

The Institutional Class is available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware S&P 500 Index Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table and graph do not reflect the deduction of taxes the shareholder would pay on Fund dividends and distributions or redemptions of Fund shares.

"S&P 500" and "Standard & Poor's 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Delaware Management Holdings, Inc. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Performance of a $10,000 Investment - Delaware S&P 500 Index Fund
January 12, 2000 (Fund inception) through September 30, 2001

              Del S&P 500 Class A      S&P 500 Index
 1/12/00            $10,000
 1/31/00            $ 9,718               $10,000
 3/31/00            $10,376               $10,747
 6/30/00            $10,094               $10,431
 9/30/00            $ 9,918               $10,302
12/31/00            $ 9,140               $ 9,468
 3/31/01            $ 8,041               $ 8,321
 6/30/01            $ 8,502               $ 8,781
 9/30/01            $ 7,251               $ 7,465


Chart assumes $10,000 invested on January 12, 2000 and includes the reinvestment of all dividends and distributions. Performance of other Fund classes will vary due to differing charges and expenses. Chart also assumes $10,000 invested in the S&P 500 Index at that month's end, January 31, 2000. After January 31, 2000, returns plotted on the chart were as of the last day of each month shown. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. Past performance is not a guarantee of future results.

                                                     Delaware S&P 500 Index Fund
                                                     September 30, 2001

Statement of Net Assets

                                                       Number of       Market
                                                         Shares        Value
Common Stock - 96.57%
Aerospace & Defense - 1.24%
  Boeing                                                  2,982     $    99,898
  General Dynamics                                          695          61,382
  Honeywell International                                 2,819          74,422
  Lockheed Martin                                         1,479          64,706
  Northrop                                                  249          25,149
  Textron                                                   522          17,544
  United Technologies                                     1,594          74,121
                                                                    -----------
                                                                        417,222
                                                                    -----------
Automobiles & Automotive Parts - 1.00%
  Cooper Industries                                         276          11,446
  Cooper Tire & Rubber                                      200           2,848
  Cummins Engine                                            100           3,300
  Dana                                                      500           7,800
  Danaher                                                   522          24,628
  Delphi Automotive Systems                               1,976          23,218
  Ford Motor                                              6,229         108,072
  General Motors                                          1,924          82,540
  Genuine Parts                                             609          19,403
  Goodrich (B.F.)                                           304           5,922
  Goodyear Tire & Rubber                                    600          11,058
 +Navistar International                                    210           5,933
  PACCAR                                                    223          10,943
  TRW                                                       470          14,015
  Visteon                                                   427           5,444
                                                                    -----------
                                                                        336,570
                                                                    -----------
Banking, Finance & Insurance - 17.81%
  AFLAC                                                   1,788          48,276
  Allstate                                                2,457          91,769
  Ambac Financial Group                                     326          17,835
  American Express                                        4,518         131,293
  American International Group                            9,059         706,632
  AmSouth Bancorporation                                  1,293          23,365
  Aon                                                       883          37,086
  BB&T                                                    1,524          55,550
  Bank of America                                         5,492         320,732
  Bank of New York                                        2,499          87,465
  Bank One                                                4,039         127,107
  Bear Stearns                                              409          20,454
  Block (H&R)                                               634          24,447
  Capital One Financial                                     721          33,188
  Charter One Financial                                     788          22,223
  Chubb                                                     616          43,989
  Cigna                                                     546          45,291
  Cincinnati Financial                                      576          23,973
  Citigroup                                              17,282         699,920
  Comerica                                                  626          34,680
 +Conseco                                                 1,200           8,712
  Coutrywide Credit Industry                                450          19,769
  Equifax                                                   500          10,950
  Freddie Mac                                             2,363         153,595
  Fannie Mae                                              3,460         277,007
  Fifth Third Bancorp                                     2,021         124,251

                                                       Number of        Market
                                                         Shares          Value
Common Stock (continued)
Banking, Finance & Insurance (continued)
  Fleet Boston Financial                                  3,725     $   135,031
  Franklin Resources                                        883          30,614
  Golden West Financial                                     567          32,943
  Hartford Financial Services                               809          47,521
  Household International                                 1,589          89,588
  Huntington Bancshares                                     865          14,973
  JP Morgan Chase                                         6,788         231,810
  Jefferson-Pilot                                           550          24,464
  John Hancock Financial Services                         1,100          43,945
  KeyCorp                                                 1,497          36,138
  Lehman Brothers Holdings                                  833          47,356
  Lincoln National                                          648          30,216
  Loews Corporation                                         675          31,239
  MBIA                                                      532          26,600
  MBNA                                                    2,947          89,265
  Marsh & McLennan                                          921          89,061
  Mellon Financial                                        1,605          51,890
  Merrill Lynch & Company                                 2,900         117,740
  Metropolitan Life Insurance                             2,600          77,220
  MGIC Investment                                           319          20,843
  Morgan Stanley Dean Witter                              3,793         175,806
  National City                                           2,089          62,566
  Northern Trust                                            765          40,147
  PNC Financial Group                                       964          55,189
  Progressive                                               217          29,056
  Providian Financial                                       953          19,203
  Regions Financial                                         805          23,232
  Safeco                                                    395          11,980
  Schwab (Charles)                                        4,692          53,958
  SouthTrust                                              1,162          29,596
  St. Paul                                                  732          30,173
  State Street Bank                                       1,073          48,822
  Stilwell Financial                                        779          15,191
  Suntrust Banks                                            973          64,802
  Synovus Financial                                         964          26,606
  T. Rowe Price Group                                       464          13,595
  Torchmark                                                 469          18,291
  U.S. Bancorp                                            6,511         144,414
  USA Education                                             580          48,088
  Union Planters                                            500          21,450
  UnumProvident                                             828          20,907
  Wachovia                                                4,783         148,273
  Washington Mutual                                       2,997         115,325
  Wells Fargo                                             5,955         264,699
  XL Capital Ltd. - Class A                                 400          31,600
  Zions Bancorp                                             273          14,649
                                                                    -----------
                                                                      5,985,634
                                                                    -----------
Buildings & Materials - 0.23%
  Centex                                                    175           5,903
  Fluor                                                     256           9,856
  GBP Home                                                  200           5,682
  Louisiana-Pacific                                         300           1,950
  Masco                                                   1,560          31,886

                                                     Delaware S&P 500 Index Fund
Statement of Net Assets (continued)



                                                       Number of       Market
                                                         Shares         Value
Common Stock (continued)
Buildings & Materials (continued)
  Pulte                                                     200     $     6,130
  Snap-on                                                   157           3,506
  Vulcan Materials                                          299          12,917
                                                                    -----------
                                                                         77,830
                                                                    -----------
Business Services - 0.45%
 +Cendant                                                 2,902          37,146
  Cintas                                                    600          24,180
 +Convergys                                                 543          15,068
  Deluxe                                                    282           9,740
  Paychex                                                 1,300          40,963
 +Robert Half International                                 600          12,006
 +Sabre Group Holdings                                      493          13,183
                                                                    -----------
                                                                        152,286
                                                                    -----------
Cable, Media & Publishing - 1.78%
 +Clear Channel Communications                            2,050          81,488
  Donnelley & Sons                                          447          12,091
  Dow Jones                                                 254          11,539
  Gannett                                                   883          53,077
  InterPublic Group                                       1,308          26,683
  Knight-Ridder                                             214          11,952
  McGraw-Hill                                               675          39,285
  Meredith                                                  200           6,426
  Moody's Corp                                              566          20,942
  New York Times                                            571          22,286
  Omnicom Group                                             654          42,445
 +TMP Worldwide                                             400          11,356
  Tribune                                                   992          31,149
 +Univision Communications Class A                          744          17,075
 +Viacom Class B                                          6,122         211,209
                                                                    -----------
                                                                        599,003
                                                                    -----------
Chemicals - 1.74%
  Air Products & Chemicals                                  784          30,247
  Avery Dennison                                            411          19,444
  Dow Chemical                                            3,123         102,309
  duPont(E.I.)deNemours                                   3,605         135,260
  Eastman Chemical                                          246           8,930
  Englehard                                                 408           9,425
 +FMC                                                        77           3,772
  Great Lakes Chemical                                      200           4,420
 +Hercules                                                  300           2,475
  PPG Industries                                            599          27,404
  Pharmacia                                               4,474         181,466
  Praxair                                                   576          24,192
  Rohm & Haas                                               768          25,160
  Sigma-Aldrich                                             226          10,215
                                                                    -----------
                                                                        584,719
                                                                    -----------
Computers & Technology - 11.59%
 +AOL Time Warner                                        15,229         504,080
  Adobe Systems                                             808          19,376
 +American Power Conversion                                 733           8,561
 +Apple Computer                                          1,215          18,845

                                                       Number of        Market
                                                         Shares          Value
Common Stock (continued)
Computers & Technology (continued)
  Autodesk                                                  144     $     4,617
  Automatic Data Processing                               2,159         101,559
 +Avaya                                                   1,019          10,088
 +BMC Software                                              900          11,430
 +Cisco Systems                                          25,153         306,364
 +Citrix Systems                                            644          12,751
  Compaq Computer                                         5,706          47,417
  Computer Associates International                       2,023          52,072
 +Computer Sciences                                         599          19,869
 +Compuware                                               1,307          10,887
 +Comverse Technology                                       612          12,534
 +Concord EFS                                               820          40,139
 +Dell Computer                                           8,885         164,639
 +EMC                                                     7,576          89,018
  Electronic Data Systems                                 1,599          92,070
  First Data                                              1,367          79,641
 +Fiserv                                                    605          20,637
 +Gateway                                                 1,106           6,028
  Hewlett-Packard                                         6,631         106,759
  International Business Machines                         5,994         553,246
 +Intuit                                                    700          25,060
 +Jabil Circuit                                             700          12,530
 +Lexmark International Class A                             483          21,595
  Linear Technology                                       1,051          34,473
 +Mercury Interactive                                       243           4,627
 +Micron Technology                                       2,065          38,884
 +Microsoft                                              18,542         948,794
 +NCR                                                       286           8,480
 +Novell                                                  1,064           3,894
 +Oracle                                                 19,225         241,851
 +Palm                                                    1,989           2,903
 +Parametric Technology                                     800           4,152
 +PeopleSoft                                              1,001          18,058
  PerkinElmer                                               299           7,846
  Pitney Bowes                                              844          32,283
 +Sapient                                                   354           1,363
 +Siebel Systems                                          1,539          20,022
 +Sun Microsystems                                       11,169          92,368
 +Teradyne                                                  613          11,954
 +Unisys                                                  1,100           9,526
 +Veritas Software                                        1,305          24,064
  Xerox                                                   2,411          18,685
 +Yahoo                                                   2,024          17,831
                                                                    -----------
                                                                      3,893,870
                                                                    -----------
Consumer Products - 3.34%
  Avon Products                                             807          37,324
  Black & Decker                                            239           7,457
  Clorox                                                    803          29,711
  Corning                                                 3,073          27,104
  Gillette                                                3,605         107,429
  International Flavors & Fragrances                        300           8,307
  Kimberly-Clark                                          1,794         111,228
 +Mattel                                                  1,465          22,942

                                                     Delaware S&P 500 Index Fund

                                                       Number of        Market
                                                         Shares          Value
Common Stock (continued)
Consumer Products (continued)
  Maytag                                                    296     $     7,293
  Minnesota Mining & Manufacturing                        1,372         135,005
  Procter & Gamble                                        4,433         322,678
  Tyco International                                      6,684         304,122
                                                                    -----------
                                                                      1,120,600
                                                                    -----------
Consumer Services - 0.01%
  American Greetings Class A                                200           2,648
                                                                    -----------
                                                                          2,648
                                                                    -----------
Electronics & Electrical Equipment - 7.72%
 +Advanced Micro Devices                                  1,210           9,862
 +Agilent Technologies                                    1,585          30,987
 +Altera                                                  1,356          22,360
 +Analog Devices                                          1,260          41,202
 +Applied Micro Circuits                                  1,100           7,689
 +Broadcom Class A                                          875          17,763
 +Conexant Systems                                          900           7,470
  Eaton                                                     215          12,730
  Emerson Electric                                        1,468          69,084
  FirstEnergy                                               800          28,760
  General Electric                                       34,248       1,274,025
  Intel                                                  23,162         472,273
 +JDS Uniphase                                            4,672          29,527
 +KLA Instruments                                           646          20,401
 +LSI Logic                                               1,275          14,981
 +Maxim Integrated Products                               1,167          40,775
  Molex                                                     679          19,087
  Motorola                                                7,568         118,061
 +National Semiconductor                                    613          13,517
  National Service Industries                               100           2,065
 +Novellus Systems                                          520          14,851
 +PMC - Sierra                                              600           6,234
 +Power-One                                                 174           1,070
 +QLogic                                                    348           6,612
  Raytheon Class B                                        1,379          47,920
  Rockwell Collins                                          580           8,236
  Rockwell International                                    580           8,514
 +Sanmina                                                 1,081          14,680
 +Solectron                                               2,158          25,141
  Symbol Technologies                                       800           8,392
 +Tektronix                                                 356           6,226
  Texas Instruments                                       5,970         149,131
  Thomas & Betts                                            200           3,496
 +Vitesse Semiconductor                                     584           4,526
  Whirlpool                                                 208          11,513
 +Xilinx                                                  1,094          25,742
                                                                    -----------
                                                                      2,594,903
                                                                    -----------
Energy - 7.67%
  Amerada Hess                                              260          16,510
  Anadarko Petroleum                                        852          40,964
  Apache                                                    387          16,637
  Ashland                                                   206           7,941
  Baker Hughes                                            1,193          34,537

                                                       Number of        Market
                                                         Shares          Value
Common Stock (continued)
Energy (continued)
  Burlington Resources                                      726     $    24,836
  Chevron                                                 2,210         187,298
  Conoco Class B                                          2,160          54,734
  Constellation Energy                                      566          13,697
  Devon Energy                                              483          16,615
  Dynegy                                                  1,160          40,194
  El Paso Energy                                          1,722          71,549
  Enron                                                   2,531          68,919
  Eog Resources                                             443          12,816
  Exxon Mobil                                            23,778         936,852
  Halliburton                                             1,465          33,036
  Kerr-McGee                                                394          20,453
  Kinder Morgan                                             353          17,371
 +Mirant                                                  1,179          25,820
 +Nabors Industries                                         474           9,940
  Nicor                                                     135           5,231
  Nisource                                                  715          16,667
 +Noble Drilling                                            497          11,928
  Occidental Petroleum                                    1,253          30,498
  Peoples Energy                                            100           3,976
  Phillips Petroleum                                      1,297          69,939
 +Rowan Companies                                           340           4,209
  Royal Dutch Petroleum                                   7,411         372,403
  Schlumberger Limited                                    1,995          91,172
  Sempra Energy                                             700          17,325
  Sunoco                                                    300          10,680
  Texaco                                                  1,937         125,905
  Transocean Sedco Forex                                  1,048          27,667
  USX-Marathon Group                                      1,098          29,372
  Unocal                                                    816          26,520
  Williams                                                1,722          47,011
  Xcel Energy                                             1,218          34,287
                                                                    -----------
                                                                      2,575,509
                                                                    -----------
Environmental Services - 0.30%
 +Allied Waste Industries                                   700           8,925
  Applera Corp - Applied Biosystems Group                   738          18,007
  Ecolab                                                    407          14,786
  Waste Management                                        2,163          57,839
                                                                    -----------
                                                                         99,557
                                                                    -----------
Food, Beverage & Tobacco - 5.68%
  Adolph Coors Company                                       94           4,230
  Anheuser Busch                                          3,083         129,116
  Archer-Daniels-Midland                                  2,341          29,473
  Ball                                                       77           4,612
  Brown-Forman Class B                                      200          12,636
  Campbell Soup                                           1,421          39,788
  Coca-Cola Co                                            8,607         403,238
  Coca-Cola Enterprises                                   1,603          24,590
  ConAgra                                                 1,848          41,488
  Darden Restaurants                                        400          10,500
  Fortune Brands                                            552          18,492
  General Mills                                             951          43,271
  Heinz (H.J.)                                            1,223          51,549

                                                     Delaware S&P 500 Index Fund

                                                       Number of        Market
                                                         Shares          Value
Common Stock (continued)
Food, Beverage & Tobacco (continued)
  Hershey Foods                                             507     $    33,143
  Kellogg Company                                         1,399          41,970
  Pepsi Bottling Group                                      530          24,417
  PepsiCo                                                 6,132         297,402
  Philip Morris                                           7,610         367,487
  Ralston-Purina Group                                    1,094          35,883
  Sara Lee                                                2,734          58,234
  Supervalu                                                 406           8,213
  Sysco                                                   2,344          59,866
  UST                                                       575          19,090
  Unilever NV - NY Shares                                 2,011         108,634
  Wrigley (W.M.) Jr.                                        776          39,809
                                                                    -----------
                                                                      1,907,131
                                                                    -----------
Healthcare & Pharmaceuticals - 14.47%
  Abbott Laboratories                                     5,284         273,975
  Aetna                                                     445          12,856
  Allergan                                                  490          32,487
  American Home Products                                  4,493         261,717
 +AmerisourceBergen Class A                                 348          24,691
 +Amgen                                                   3,607         211,947
  Bard (C.R.)                                               151           7,763
  Bausch & Lomb                                             232           6,566
  Baxter International                                    2,064         113,623
  Becton Dickinson                                          854          31,598
 +Biogen                                                    540          30,013
  Biomet                                                    959          28,051
 +Boston Scientific                                       1,405          28,803
  Bristol-Myers Squibb                                    6,710         372,808
  Cardinal Health                                         1,520         112,404
 +Chiran Bio Tech                                           662          29,413
 +Forest Laboratories                                       619          44,655
 +Guidant                                                 1,014          39,039
  HCA - The Healthcare Company                            1,809          80,157
 +HEALTHSOUTH                                             1,328          21,593
 +Humana                                                    500           6,030
 +Immunex                                                 1,800          33,570
  IMS Health                                              1,006          25,200
  Johnson & Johnson                                      10,467         579,875
 +King Pharmaceutical                                       774          32,469
  Lilly (Eli)                                             3,826         308,758
 +Manor Care                                                400          11,240
  McKesson HBOC                                             948          35,825
 +Medimmune                                                 721          25,689
  Medtronic                                               4,199         182,657
  Merck & Company                                         7,886         525,208
  Millipore                                                 137           7,253
  Pfizer                                                 21,783         873,497
 +Quintiles Transnational                                   400           5,840
 +Saint Jude Medical                                        341          23,341
  Schering-Plough                                         5,001         185,537
  Stryker                                                   678          35,866
 +Tenet Healthcare                                        1,155          68,896
  UnitedHealth Group                                      1,045          69,493
 +Watson Pharmaceutical                                     414          22,650

                                                       Number of        Market
                                                         Shares          Value
Common Stock (continued)
Healthcare & Pharmaceuticals (continued)
 +Wellpoint Health Networks                                 185     $    20,193
 +Zimmer Holdings                                           672          18,648
                                                                    -----------
                                                                      4,861,894
                                                                    -----------
Hotels/Diversified REITs - 0.04%
  Starwood Hotels & Resorts Worldwide                       700          15,400
                                                                    -----------
                                                                         15,400
                                                                    -----------
Industrial Machinery - 0.76%
 +Applied Materials                                       2,831          80,514
  Caterpillar                                             1,211          54,253
  Crane Co                                                  200           4,384
  Deere & Co.                                               798          30,013
  Grainger (W.W.)                                           280          10,878
  ITT Industries                                            260          11,648
  Ingersoll-Rand                                            589          19,908
 +McDermott International                                   100             825
  Pall                                                      397           7,722
  Parker Hannifin                                           441          15,192
  Stanley Works                                             253           9,247
 +Thermo Electron                                           599          10,812
                                                                    -----------
                                                                        255,396
                                                                    -----------
Leisure, Lodging & Entertainment - 1.35%
  Carnival Cruise Lines                                   2,002          44,084
  Eastman Kodak                                             965          31,391
  Harley-Davidson                                         1,019          41,270
 +Harrah's Entertainment                                    447          12,073
  Hasbro                                                    600           8,400
  Hilton Hotels                                           1,309          10,276
 +International Game Technology                             300          12,750
  Marriott International Class A                            812          27,121
  McDonald's                                              4,414         119,796
  Walt Disney                                             7,216         134,362
  Wendy's International                                     440          11,726
                                                                    -----------
                                                                        453,249
                                                                    -----------
Metals & Mining - 0.68%
  Alcan Aluminum                                          1,051          31,530
  Alcoa                                                   2,981          92,440
  Allegheny Technologies                                    300           3,999
  Barrick Gold                                            1,353          23,475
 +Freeport-McMoran Copper Class B                           400           4,396
  Homestake Mining                                          900           8,370
 +Inco                                                      631           7,831
  Newmont Mining                                            740          17,464
  Nucor                                                     230           9,131
  Phelps Dodge                                              232           6,380
  Placer Dome                                             1,200          15,348
  USX-U.S. Steel Group                                      300           4,194
  Worthington Industries                                    200           2,250
                                                                    -----------
                                                                        226,808
                                                                    -----------
Miscellaneous - 0.06%
  Dover                                                     695          20,926
                                                                    -----------
                                                                         20,926
                                                                    -----------

                                                     Delaware S&P 500 Index Fund

                                                       Number of        Market
                                                         Shares          Value
Common Stock (continued)
Packaging & Containers - 0.23%
  Bemis                                                     135     $     5,380
  Illinois Tool Works                                     1,009          54,596
 +Pactiv                                                    500           7,245
 +Sealed Air                                                246           8,977
                                                                    -----------
                                                                         76,198
                                                                    -----------
Paper & Forest Products - 0.48%
  Boise Cascade                                             154           4,543
  Georgia-Pacific                                           797          22,946
  International Paper                                     1,636          56,932
  Mead                                                      363          10,048
  Temple-Inland                                             134           6,364
  Westvaco                                                  400          10,280
  Weyerhaeuser                                              745          36,289
  Willamette Industries                                     322          14,487
                                                                    -----------
                                                                        161,889
                                                                    -----------
Retail - 6.90%
  Alberto Culver Class B                                    169           6,572
  Albertson's                                             1,392          44,377
 +AutoZone                                                  432          22,404
 +Bed Bath & Beyond                                         968          24,645
 +Best Buy                                                  730          33,179
 +Big Lots                                                  400           3,316
  CVS Corporation                                         1,373          45,584
  Circuit City Stores                                       656           7,872
  Colgate-Palmolive                                       1,959         114,112
 +Costco Wholesale                                        1,525          54,229
  Dillard                                                   300           3,951
  Dollar General                                          1,141          13,350
  Family Dollar Stores                                      600          16,512
 +Federated Department Stores                               698          19,684
  Gap                                                     2,859          34,165
  Home Depot                                              8,006         307,190
 +K Mart                                                  1,688          11,799
 +Kohl's                                                  1,192          57,216
 +Kroger                                                  2,755          67,883
  Limited                                                 1,517          14,412
  Liz Claiborne                                             156           5,881
  Lowe's Companies                                        2,600          82,290
  May Department Stores                                     994          28,846
  Nordstrom                                                 400           5,780
 +Office Depot                                            1,024          13,926
  Penney (J.C.)                                             900          19,710
  Radioshack                                                660          16,005
 +Safeway                                                 1,698          67,445
  Sears, Roebuck                                          1,180          40,875
  Sherwin-Williams                                          500          11,110
 +Staples                                                 1,641          21,858
 +Starbucks                                               1,366          20,271
  TJX Companies New                                         928          30,531
  Target                                                  3,088          98,075
  Tiffany                                                   536          11,604
 +Toys R Us                                                 697          12,009

                                                       Number of        Market
                                                         Shares          Value
Common Stock (continued)
Retail (continued)
 +Tricon Global Restaurants                                 533     $    20,904
  Tupperware                                                200           3,988
  V F                                                       435          12,732
  Wal-Mart Stores                                        15,442         764,380
  Walgreen                                                3,531         121,572
  Winn-Dixie Stores                                         500           5,725
                                                                    -----------
                                                                      2,317,969
                                                                    -----------
Telecommunications - 7.54%
 +ADC Telecommunications                                  2,750           9,598
  A T & T                                                11,897         229,612
 +A T & T Wireless Services                               8,749         130,710
  Alltel                                                  1,122          65,020
 +Andrew                                                    256           4,654
  BellSouth                                               6,420         266,751
 +Ciena                                                   1,100          11,319
 +Comcast Special Class A                                 3,214         115,286
 +Global Crossing Limited                                 3,114           5,605
  Lucent Technologies                                    11,679          66,921
 +Network Appliance                                       1,104           7,507
 +Nextel Communications                                   2,536          21,962
 +Niagara Mohawk Holdings                                   515           8,740
  Nortel Networks                                        10,974          61,564
 +QUALCOMM                                                2,655         126,219
  Qwest Communications International                      5,651          94,372
  SBC Communications                                     11,574         545,366
  Scientific-Atlanta                                        602          10,565
 +Sprint                                                  3,223          84,733
 +Tellabs                                                 1,478          14,603
  Verizon Communications                                  9,310         503,763
 +Worldcom                                                9,891         148,761
                                                                    -----------
                                                                      2,533,631
                                                                    -----------
Textiles, Apparel & Furniture - 0.29%
  Johnson Controls                                          253          16,506
  Leggett & Platt                                           700          13,650
  Newell Rubbermaid                                         939          21,325
  Nike                                                      908          42,503
 +Reebok International                                      200           4,140
                                                                    -----------
                                                                         98,124
                                                                    -----------
Transportation & Shipping - 0.69%
 +AMR                                                       553          10,584
  Brunswick                                                 300           4,941
  Burlington Northern Santa Fe                            1,350          36,113
  CSX                                                       735          23,153
  Delta Air Lines                                           462          12,174
 +FedEx Corp                                              1,104          40,571
  Norfolk Southern                                        1,333          21,488
  Ryder System                                              200           3,998
  Southwest Airlines                                      2,604          38,643
 +US Airways Group                                          166             772
  Union Pacific                                             832          39,021
                                                                    -----------
                                                                        231,458
                                                                    -----------

                                                     Delaware S&P 500 Index Fund

                                                       Number of        Market
                                                         Shares          Value
Common Stock (continued)
Utilities - 2.52%
 +AES                                                     1,867     $    23,935
  Allegheny Energy                                          473          17,359
  Ameren                                                    506          19,430
  American Electric Power                                 1,143          49,412
  CMS Energy                                                500          10,000
 +Calpine                                                   981          22,377
  CenturyTel                                                522          17,487
  Cinergy                                                   500          15,435
 +Citizens Communications                                 1,000           9,400
  Consolidated Edison                                       752          30,621
  DTE Energy                                                585          25,184
  Dominion Resources                                        840          49,854
  Duke Energy                                             2,608          98,714
 +Edison International                                    1,120          14,739
  Entergy                                                   757          26,919
  Exelon                                                  1,055          47,053
  FPL Group                                                 624          33,415
  General Public Utilities                                  374          15,095
  Keyspan                                                   443          14,725
  PG&E                                                    1,322          20,094
  PPL                                                       532          17,343
  Pinnacle West Capital                                     250           9,925
  Progress Energy                                           741          31,856
  Public Service Enterprise Group                           732          31,147
  Reliant Energy                                            989          26,030
  Southern                                                2,308          55,346
  Sprint                                                  3,012          72,318
  TXU                                                       864          40,020
                                                                    -----------
                                                                        845,233
                                                                    -----------
Total Common Stock (cost $41,173,237)                                32,445,657
                                                                    -----------

                                                      Principal
                                                        Amount
 U.S. Treasury Obligation - 0.30%
 *U.S. Treasury Bill 3.27% 12/13/01                   $ 100,000          99,532
                                                                    -----------
Total U.S. Treasury Obligation
 (cost $99,493)                                                          99,532
                                                                    -----------
Repurchase Agreements - 2.67%
With BNP Paribas 3.20%
  10/1/01 (dated 9/28/01,
  collateralized by $14,000
  U.S. Treasury Notes 7.50% due
  5/15/02, market value $14,880
  and $270,000 U.S. Treasury Notes
  5.50% due 3/31/03,
  market value $288,986)                                298,000         298,000

                                                      Principal        Market
                                                        Amount         Value
Repurchase Agreements (continued)
With J. P. Morgan Chase 3.15%
  10/1/01 (dated 9/28/01,
  collateralized by $135,000
  U.S. Treasury Notes 11.625% due
  11/15/04, market value $173,435
  and $119,000 U.S. Treasury Notes
  7.00% due 7/15/06,
  market value $136,379)                              $ 302,000     $   302,000
With UBS Warburg 3.23%
  10/1/01 (dated 9/28/01,
  collateralized by $290,000
  U.S. Treasury Notes 6.375% due
  6/30/02, market value $303,511)                       297,000         297,000
                                                                    -----------
Total Repurchase Agreements
  (cost $897,000)                                                       897,000
                                                                    -----------

Total Market Value of Securities - 99.54%
  (cost $42,169,730)                                                 33,442,189
Receivables and Other Assets
  Net of Liabilities - 0.46%                                            156,220
                                                                    -----------
Net Assets Applicable to 5,469,005
  Shares Outstanding - 100.00%                                      $33,598,409
                                                                    -----------

Net Asset Value - Delaware S&P 500
  Index Fund Consultant Class
  ($13,599,872 / 2,214,896 Shares)                                        $6.14
                                                                          -----
Net Asset Value - Delaware S&P 500
  Index Fund Institutional Class
  ($19,998,537 / 3,254,109 Shares)                                        $6.15
                                                                          -----

Components of Net Assets at September 30, 2001:
Shares of beneficial interest (unlimited
  authorization - no par)                                           $43,378,348
Undistributed net investment income                                     225,820
Accumulated net realized loss on investments                         (1,282,688)
Net unrealized depreciation of investments                           (8,723,071)
                                                                    -----------
Total net assets                                                    $33,598,409
                                                                    ===========

+ Non-income producing security for the year ended September 30, 2001.
* Principal amount of $100,000 pledged as collateral for futures contracts. Zero coupon bond. The interest rate shown is the yield at the time of purchase.

See accompanying notes

                                                   Delaware S&P 500 Index Fund
                                                   Year Ended September 30, 2001


Statement of Operations


Investment Income:
  Dividends                                            $363,083
  Interest                                               52,398     $   415,481
                                                       --------     -----------
Expenses:
  Dividend disbursing and transfer agent
    fees and expenses                                   501,814
  Registration fees                                      68,420
  Reports and statements to shareholders                 32,357
  Management fees                                        20,787
  Professional fees                                      14,460
  Accounting and administration expenses                 13,311
  Distribution expenses                                   9,629
  Custodian fees                                          4,896
  Trustees' fees                                          2,774
  Taxes (other than taxes on income)                         72
  Other                                                  10,680         679,200
                                                       --------
  Less expenses absorbed or waived                                     (545,345)
  Less expenses paid indirectly                                          (1,106)
                                                                    -----------
Total expenses                                                          132,749
                                                                    -----------

Net Investment Income                                                   282,732
                                                                    -----------

Net Realized and Unrealized Loss on Investments:
  Net realized loss on:
  Investments                                                          (711,826)
  Futures contracts                                                    (413,990)
                                                                    -----------
  Net realized loss                                                  (1,125,816)
  Net change in unrealized appreciation/depreciation
    of investments                                                   (8,768,636)
                                                                    -----------
Net Realized and Unrealized Loss on Investments                      (9,894,452)
                                                                    -----------

Net Decrease in Net Assets Resulting from Operations                $(9,611,720)
                                                                    ===========

See accompanying notes

                                                     Delaware S&P 500 Index Fund

Statements of Changes in Net Assets



                                                           Year        1/12/00*
                                                          Ended           to
                                                         9/30/01       9/30/00

Increase (Decrease) in Net Assets from Operations:
  Net investment income                                $   282,732  $   166,927
  Net realized loss on investments                      (1,125,816)    (118,967)
  Net change in unrealized appreciation/depreciation
    of investments                                      (8,768,636)      45,565
                                                       -----------  -----------
  Net increase (decrease) in net assets resulting
    from operations                                     (9,611,720)      93,525
                                                       -----------  -----------

Dividends and Distributions to Shareholders from:
Net investment income:
  Consultant Class                                         (40,118)          --
  Institutional Class                                     (183,721)          --

Net realized gain on investments:
  Consultant Class                                          (7,742)          --
  Institutional Class                                      (30,163)          --
                                                       -----------  -----------
                                                          (261,744)          --
                                                       -----------  -----------
Capital Share Transactions:
Proceeds from shares sold:
  Consultant Class                                      13,819,501    6,261,402
  Institutional Class                                    8,749,382   25,255,171

Net asset value of shares issued upon reinvestment of
  dividends and distributions:
  Consultant Class                                          47,861           --
  Institutional Class                                      213,884           --
                                                       -----------  -----------
                                                        22,830,628   31,516,573
                                                       -----------  -----------

Cost of shares repurchased:
  Consultant Class                                      (2,622,084)    (917,801)
  Institutional Class                                   (5,860,538)  (1,568,430)
                                                       -----------  -----------
                                                        (8,482,622)  (2,486,231)
                                                       -----------  -----------
Increase in net assets derived from capital
  share transactions                                    14,348,006   29,030,342
                                                       -----------  -----------
Net Increase in Net Assets                               4,474,542   29,123,867

Net Assets:
 Beginning of period                                    29,123,867           --
                                                       -----------  -----------
 End of period                                         $33,598,409  $29,123,867
                                                       ===========  ===========

* Date of commencement of operations.

See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                              Delaware S&P 500 Index Fund     Delaware S&P 500 Index Fund
                                                                   Consultant Class               Institutional Class
                                                                 Year       1/12/00(1)            Year        1/12/00(1)
                                                                Ended           to               Ended            to
                                                               9/30/01       9/30/00            9/30/01        9/30/00
Net asset value, beginning of period                           $ 8.470        $8.500            $ 8.480        $ 8.500

Income (loss) from investment operations:
Net investment income(2)                                         0.063         0.059              0.072          0.066
Net realized and unrealized loss on investments                 (2.325)       (0.089)            (2.324)        (0.086)
                                                               -------        ------            -------        -------
Total from investment operations                                (2.262)       (0.030)            (2.252)        (0.020)
                                                               -------        ------            -------        -------
Less dividends and distributions from:
Net investment income                                           (0.057)           --             (0.067)            --
Net realized gain on investments                                (0.011)           --             (0.011)            --
                                                               -------        ------            -------        -------
Total dividends and distributions                               (0.068)           --             (0.078)            --
                                                               -------        ------            -------        -------

Net asset value, end of period                                 $ 6.140        $8.470            $ 6.150        $ 8.480
                                                               =======        ======            =======        =======

Total return(3)                                                (26.89%)       (0.35%)           (26.77%)        (0.24%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)                        $13,600        $5,219            $19,999        $23,905
Ratio of expenses to average net assets                          0.52%         0.52%              0.40%          0.40%
Ratio of expenses to average net assets
  prior to expense limitation and expenses paid indirectly       2.37%         1.83%              2.25%          1.71%
Ratio of net investment income to average net assets             0.87%         0.95%              0.99%          1.07%
Ratio of net investment loss to average net assets
  prior to expense limitation and expenses paid indirectly      (0.98%)       (0.36%)            (0.86%)        (0.24%)
Portfolio turnover                                                 23%           18%                23%            18%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager.

See accompanying notes

                                                     Delaware S&P 500 Index Fund
                                                     September 30, 2001

Notes to Financial Statements


Delaware Foundation Funds (the "Trust") is organized as a Delaware business trust and offers four series: Delaware Balanced Portfolio, Delaware Growth Portfolio, Delaware Income Portfolio, and Delaware S&P 500 Index Fund. These financial statements and the related notes pertain to the Delaware S&P 500 Index Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers two classes of shares, the Delaware S&P 500 Index Fund Consultant Class and the Delaware S&P 500 Index Fund Institutional Class. Neither class has a sales charge.

The investment objective of the Fund is to seek to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses were approximately $683 for the year ended September 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the year ended September 30, 2001 were approximately $423. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management, Administration Agreements and Other Transactions with Affiliates
In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager of the Fund, an annual fee which is calculated at the rate of 0.07% of average daily net assets.

DMC has entered into a sub-advisory agreement with State Street Global Advisors, a division of State Street Corporation, with respect to the management of the Fund. For the services provided, DMC pays State Street Global Advisors an annual fee which is calculated at the rate of 0.05% on the first $50 million of average daily net assets of the Fund, 0.04% on the next $50 million, and 0.02% on the average daily net assets in excess of $100 million, subject to an annual minimum of $50,000. The Fund does not pay any fees directly to State Street.

DMC has elected to waive that portion, if any, of its management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions, and extraordinary expenses do not exceed 0.40% of average daily net assets of the Fund through January 31, 2002. At September 30, 2001, $104,921 is receivable from DMC under the expense limitation agreement.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% (currently limited to 0.12% by the Board of Trustees) of the average daily net assets of the Consultant Class.

                                                     Delaware S&P 500 Index Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)
At September 30, 2001, the Fund had liabilities payable to affiliates as follows:

Investment management fees
  payable to DMC                         $     --
Dividend disbursing, transfer agent
  fees, accounting and other
  expense payable to DSC                   86,639
Other expenses payable to DMC
  and affiliates                           12,564

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund. These officers and trustees are paid no compensation by the Fund.

3. Investments
For the year ended September 30, 2001, the Fund made purchases of $20,540,642 and sales of $6,614,113 of investment securities other than U.S. government securities and short-term investments.

At September 30, 2001, the cost of investments for federal income tax purposes was $43,599,100. At September 30, 2001, net unrealized depreciation was $10,156,911 of which $1,232,571 related to unrealized appreciation of investments and $11,389,482 related to unrealized depreciation of investments.

4. Capital Shares
Transactions in capital shares were as follows:

                                                          Year         1/12/00*
                                                         Ended            to
                                                        9/30/01         9/30/00

Shares sold:
  Consultant Class                                     1,973,805        723,296
  Institutional Class                                  1,190,174      3,000,779

Shares issued upon reinvestment of
  dividends and distributions:
  Consultant Class                                         5,975             --
  Institutional Class                                     26,702             --
                                                       ---------      ---------
                                                       3,196,656      3,724,075
                                                       ---------      ---------
Shares repurchased:
  Consultant Class                                      (380,939)      (107,241)
  Institutional Class                                   (782,154)      (181,392)
                                                       ---------      ---------
                                                      (1,163,093)      (288,633)
                                                       ---------      ---------
Net increase                                           2,033,563      3,435,442
                                                       =========      =========

*Date of commencement of operations.

5. Line of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amount outstanding as of September 30, 2001, or at any time during the year.

6. Futures Contracts
The Fund uses futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. (In some cases, due to the form of the futures agreement, initial margin is held in a segregated account with the Fund's custodian, rather than directly with the broker). Subsequent payments are received from the broker or paid to the broker (or added to the segregated account) each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it is closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments.

Financial futures contracts open at September 30, 2001 were as follows:

  Contracts            Notional            Expiration            Unrealized
   to Buy                Cost                 Date                  Gain
  ---------            --------            ----------            ----------
S&P 500 Index         $1,039,225          December 2001            $4,470

The use of futures contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional amount presented above represents the Fund's total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund's net assets.

                                                     Delaware S&P 500 Index Fund

7. Tax Information (Unaudited)
The information set forth below is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended September 30, 2001, the Fund designates distributions paid during the year as follows:

      (A)                (B)
   Long-Term          Ordinary              (C)
 Capital Gains         Income              Total              (D)
 Distributions      Distributions      Distributions      Qualifying
  (Tax Basis)        (Tax Basis)        (Tax Basis)       Dividends(1)
 -------------      -------------      -------------      ------------
      --                 100%               100%              100%

(A) and (B) are based on a percentage of the Fund's total distributions.

(D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

Report of Independent Auditors

To the Shareholders and Board of Trustees
Delaware Group Foundation Funds -- Delaware S&P 500 Index Fund

We have audited the accompanying statement of net assets of Delaware S&P 500 Index Fund (the "Fund") as of September 30, 2001, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and for the period January 12, 2000 (commencement of operations) through September 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware S&P 500 Index Fund at September 30, 2001, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period January 12, 2000 (commencement of operations) through September 30, 2000, in conformity with accounting principles generally accepted in the United States.

                                            /s/ Ernst & Young LLP
                                            ---------------------

Philadelphia, Pennsylvania
November 2, 2001

Delaware Investments Family of Funds
--------------------------------------------------------------------------------
Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------

Growth-Equity Group                                   Fixed Income Group
Delaware American Services Fund                       Corporate and Government
Delaware Growth Opportunities Fund                    Delaware American Government Bond Fund
Delaware Select Growth Fund                           Delaware Corporate Bond Fund
Delaware Small Cap Growth Fund                        Delaware Delchester Fund
Delaware Technology and Innovation Fund               Delaware Extended Duration Bond Fund
Delaware Trend Fund                                   Delaware High-Yield Opportunities Fund
Delaware U.S. Growth Fund                             Delaware Limited Term Government Fund
                                                      Delaware Strategic Income Fund
Value-Equity Group
Delaware Decatur Equity Income Fund                   Money Market
Delaware Growth and Income Fund                       Delaware Cash Reserve Fund
Delaware REIT Fund                                    Delaware Tax-Free Money Fund
Delaware Small Cap Value Fund
                                                      Municipal (National Tax-Exempt)
International Group                                   Delaware National High-Yield Municipal Bond Fund
(DIAL-Delaware International Advisers Ltd.)           Delaware Tax-Free Insured Fund
Delaware Emerging Markets Fund                        Delaware Tax-Free USA Fund
Delaware International Small Cap Value Fund           Delaware Tax-Free USA Intermediate Fund
Delaware International Value Equity Fund
  (formerly Delaware International Equity Fund)       Municipal (State-Specific Tax-Exempt)
                                                      Delaware Tax-Free Arizona Fund
Blend Mutual Funds                                    Delaware Tax-Free Arizona Insured Fund
Delaware Balanced Fund                                Delaware Tax-Free California Fund
Delaware Core Equity Fund                             Delaware Tax-Free California Insured Fund
  (formerly Delaware Growth Stock Fund)               Delaware Tax-Free Colorado Fund
Delaware Devon Fund                                   Delaware Tax-Free Florida Fund
Delaware Social Awareness Fund                        Delaware Tax-Free Florida Insured Fund
Foundation Funds                                      Delaware Tax-Free Idaho Fund
  Delaware Balanced Portfolio                         Delaware Minnesota High-Yield Municipal Bond Fund
  Delaware Growth Portfolio                           Delaware Minnesota Insured Fund
  Delaware Income Portfolio                           Delaware Tax-Free Minnesota Fund
                                                      Delaware Tax-Free Minnesota Intermediate Fund
                                                      Delaware Tax-Free Missouri Insured Fund
                                                      Delaware Tax-Free New York Fund
                                                      Delaware Tax-Free Oregon Insured Fund
                                                      Delaware Tax-Free Pennsylvania Fund

Delaware
Investments(SM)
-------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware S&P 500 Index Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware S&P 500 Index Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees                           Affiliated Officers                         Contact Information
Charles E. Haldeman, Jr.                    William E. Dodge                            Investment Manager
Chairman                                    Executive Vice President and                Delaware Management Company
Delaware Investments Family of Funds        Chief Investment Officer, Equity            Philadelphia, PA
Philadelphia, PA                            Delaware Investments Family of Funds
                                            Philadelphia, PA                            International Affiliate
Walter P. Babich                                                                        Delaware International Advisers Ltd.
Board Chairman                              Jude T. Driscoll                            London, England
Citadel Constructors, Inc.                  Executive Vice President and
King of Prussia, PA                         Head of Fixed Income                        Subadviser
                                            Delaware Investments Family of Funds        SSGA Funds Management, Inc.
David K. Downes                             Philadelphia, PA                            Boston, MA
President and Chief Executive Officer
Delaware Investments Family of Funds        Richard J. Flannery                         National Distributor
Philadelphia, PA                            President and Chief Executive Officer       Delaware Distributors, L.P.
                                            Delaware Distributors, L.P.                 Philadelphia, PA
John H. Durham                              Philadelphia, PA
Private Investor                                                                        Shareholder Servicing, Dividend
Gwynedd Valley, PA                                                                      Disbursing and Transfer Agent
                                                                                        Delaware Service Company, Inc.
John A. Fry                                                                             Philadelphia, PA
Executive Vice President                                                                2005 Market Street
University of Pennsylvania                                                              Philadelphia, PA 19103-7057
Philadelphia, PA
                                                                                        For Shareholders
Anthony D. Knerr                                                                        800 523-1918
Consultant
Anthony Knerr & Associates                                                              For Securities Dealers
New York, NY                                                                            800 362-7500

Ann R. Leven                                                                            For Financial Institutions
Former Treasurer                                                                        Representatives Only
National Gallery of Art                                                                 800 659-2265
Washington, DC
                                                                                        Website
Thomas F. Madison                                                                       www.delawareinvestments.com
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

(5238)                                                        Printed in the USA
AR-491 [9/01] CG 11/01                                                     J7566